Notes to the consolidated cash flow statements - Other disclosures for entities over which control ceased (Details) - Assets and liabilities over which control ceased - AUD ($) $ in Millions	6 Months Ended
	Mar. 31, 2023	Sep. 30, 2022	Mar. 31, 2022
Details of the assets and liabilities over which control ceased
Cash proceeds received (net of transaction costs)	$ 311	$ 896	$ 1,388
Expected receivable (completion settlement))/deferred consideration		33	113
Total consideration	311	929	1,501
Gain/(loss) on disposal	$ 243	$ (1,112)	$ 289